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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 19, 2006

                           THE STRIDE RITE CORPORATION
             (Exact name of registrant as specified in its charter)
                                      --------------------


           Massachusetts                1-4404                    04-1399290
(State or other jurisdiction of    Commission file number      (I.R.S. Employer
incorporation or organization)                               Identification No.)


         191 Spring Street, PO Box 9191, Lexington, Massachusetts 02420
               (Address of principal executive offices)         (Zip code)


       Registrant's telephone number, including area code: (617) 824-6000


                                 Not Applicable
          (Former name or former address, if changed since last report)

                                      --------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR
      230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
      Act (17 CFR 240.13e-4(c))




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Item 1.01.  Entry into a Material Definitive Agreement.

     On January 19, 2006, the Board of Directors of The Stride Rite Corporation., based on the recommendation of the Compensation Committee, approved awards of restricted stock to its directors and certain officers of approximately 111,600 shares. The awards are subject to the achievement of a pre-established performance goal for fiscal year 2006 set by the Compensation Committee. No shares of restricted stock will be issued unless and until such performance goal is met. The restricted stock awards were granted pursuant to the 2001 Stock Option and Incentive Plan and they will vest in four equal annual installments beginning on the date the Compensation Committee certifies the achievement of the 2006 performance goal. The form of Restricted Stock Award Agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

     The restricted stock awards were granted for the purpose of more closely aligning the interests of the grantees with the interests of the Company's shareholders and providing an increased incentive for those individuals to work for the Company's long-term success. Each of the executive officers and directors who received restricted stock awards are identified below.

         Name                            Number of Shares
         David Chamberlain                  18,500
         Richard Thornton                   14,000
         Frank Caruso                       12,000
         Yusef Akyuz                         4,000
         Janet DePiero                       6,500
         R. Shawn Neville                   11,000
         Charles Redepenning                11,000
         Craig Reingold                     11,000
         Pamela Salkovitz                   12,600
         Richard Woodworth                  11,000

     The precise number of shares of restricted stock to be issued to each of the executive officers and directors listed above will vary as determined by the Compensation Committee depending upon where the actual performance achievement for the 2006 fiscal year is on a performance scale set by the Compensation Committee.

     We have previously, and may in the future, grant restricted stock awards under the 2001 Stock Option and Incentive Plan to our directors and officers substantially in accordance with the terms of the form of Restricted Stock Award Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference. A copy of the 2001 Stock Option and Incentive Plan was filed as
Exhibit 4.8 to the Company's Form S-8 filed on May 2, 2001, and a copy of the First Amendment to the 2001 Stock Option and Incentive Plan was filed as Exhibit
99.1 to the Company's Form S-8 filed on July 8, 2004, each of which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.
10.1 Form of Restricted Stock Award Agreement under The Stride Rite Corporation 2001 Stock Option and Incentive Plan.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                    THE STRIDE RITE CORPORATION


Dated: January 25, 2006             By:   /s/ Frank A. Caruso
                                        ------------------------------------
                                        Name: Frank A. Caruso
                                        Title:      Chief Financial Officer



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                                  EXHIBIT INDEX

10.1 Form of Restricted Stock Award Agreement under The Stride Rite Corporation 2001 Stock Option and Incentive Plan.